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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                            Reported): March 20, 2002





                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                  333-60164             41-1955181
----------------------------       -------------         ---------------
(State or Other Jurisdiction       (Commission             (I.R.S. Employer
     of Incorporation)             File Number)            Identification No.)



        8400 Normandale Lake Boulevard, Suite 250, Minneapolis, MN 55437
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               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (952) 832-7000

          (Former name or former address, if changed since last report)

                         Exhibit Index located on Page 5
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Items 1  through  4,  Item 6 and Item 8 are not  included  because  they are not applicable.

Item 5. Other Events.*

Filing of Certain Materials

        Pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), Residential Asset Mortgage Products, Inc. (the "Company") is filing a prospectus and a prospectus supplement with the Securities and Exchange Commission (the "Commission") relating to its GMACM Home Equity Loan Trust 2002-HE2, GMACM Home Equity Loan-Backed Notes, Series 2002-HE2 (the "Notes").

Incorporation of Certain Documents by Reference

        The consolidated financial statements of MBIA Insurance Corporation, a wholly owned subsidiary of MBIA Inc. and its subsidiaries as of December 31, 2000 and December 31, 1999, and for each of the three years in the period ended December 31, 2000, prepared in accordance with generally accepted accounting principles, included in the Annual Report on Form 10-K of MBIA Inc. for the year ended December 31, 2000 and the consolidated financial statements of MBIA Insurance Corporation and its subsidiaries as of September 30, 2001, and for the nine month period ended September 30, 2001 and September 30, 2000 included in the Quarterly Report on Form 10-Q of MBIA Inc. for the period ended September 30, 2001 are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the prospectus; and (iii) the prospectus supplement for GMACM Home Equity Loan Trust 2002-HE2, GMACM Home Equity Loan-Backed Notes, Series 2002-HE2, and shall be deemed to be part hereof and thereof.

        In connection with the issuance of the Notes, the Company is filing herewith the consent of PricewaterhouseCoopers LLP ("PWC") to the use of their name and the incorporation by reference of their report in the Prospectus relating to the issuance of the Notes. The consent of PWC is attached hereto as
Exhibit 23.1.

_____________________

* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated January 23, 2002 and the prospectus supplement dated March 20, 2002 (collectively, the "Prospectus"), of Residential Asset Mortgage Products, Inc., relating to its GMACM Home Equity Loan Trust 2002-HE2, GMACM Home Equity Loan-Backed Notes, Series 2002-HE2.

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Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.
         ------------------------

(a)     Not applicable.

(b)     Not applicable.

(c)     Exhibits:

        23.1   Consent of PricewaterhouseCoopers LLP


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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            RESIDENTIAL ASSET MORTGAGE
                                            PRODUCTS, INC.



                                            By:   /s/     Patricia C. Taylor
                                                  Patricia C. Taylor
                                                  Vice President


Dated:  March 21, 2002


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                                  Exhibit Index


Exhibit

23.1           Consent of PWC

                                  EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

                      PricewaterhouseCoopers LLP Letterhead


        We consent to the incorporation by reference in the Prospectus Supplement of GMAC Mortgage Corporation, relating to GMACM Home Equity Loan Trust 2002-HE2, of our report dated February 2, 2001, on our audits of the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000. We also consent to the reference to our Firm under the caption "Experts".


                                            /s/  PricewaterhouseCoopers LLP

March 20, 2002



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